UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 11, 2015
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas (Address of Principal Executive Offices)	77025 (Zip Code)

(800) 579-2302
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)     As further discussed in Item 5.07 below, the shareholders of Stage Stores, Inc. (“we,” “us,” “our” and “registrant”) approved the Stage Stores Executive Performance Incentive Bonus Plan (“Performance Bonus Plan”) at our annual meeting of shareholders held on June 11, 2015 (“Annual Meeting”). The Performance Bonus Plan provides for cash compensation to be paid annually when we meet or exceed pre-established minimum performance amounts under one or more financial measures approved by our Compensation Committee at the start of the fiscal year. The Performance Bonus Plan was submitted to our shareholders for approval at the Annual Meeting in an effort to ensure that the compensation payable under the Performance Bonus Plan will be deductible as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended and including applicable rules, regulations and authoritative interpretations thereunder. Our Board of Directors adopted the Bonus Plan on March 26, 2015, subject to shareholder approval. A description of the Performance Bonus Plan was included in our 2015 proxy statement for the Annual Meeting under the caption “Item 2: Approval of Performance Bonus Plan,” which description is incorporated herein by reference. The descriptions of the Performance Bonus Plan contained herein and in our 2015 proxy statement are qualified in their entirety to the full text of the Performance Bonus Plan, which is incorporated by reference into this Form 8-K as Exhibit 10.

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)    Our Annual Meeting was held on June 11, 2015.

(b)    At the Annual Meeting, our shareholders voted on the following items, with 1,719,648 broker non-votes for Item 1, Item 2 and Item 3, and the remaining votes cast as follows:

•	Item 1. To elect nine directors to our Board of Directors:

Nominee	For	Against	Abstentions
Alan J. Barocas	27,643,382	684,900	1,872
Elaine D. Crowley	28,149,472	178,708	1,974
Diane M. Ellis	28,151,279	176,901	1,974
Michael L. Glazer	28,054,683	273,599	1,872
Earl J. Hesterberg	27,965,533	362,749	1,872
Lisa R. Kranc	28,059,443	268,737	1,974
William J. Montgoris	28,067,715	260,009	2,430
C. Clayton Reasor	28,057,565	270,717	1,872
Ralph P. Scozzafava	28,055,559	272,723	1,872

Item 2. To approve the Performance Bonus Plan:

For	Against	Abstentions
27,493,516	831,149	5,489

•	Item 3. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our 2015 proxy statement:

For	Against	Abstentions
26,832,047	1,491,857	6,250

•	Item 4. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2015:

For	Against	Abstentions
29,802,601	244,867	2,334

No other matters were submitted to a vote of our shareholders at the Annual Meeting.

Item 8.01    Other Events

On June 16, 2015, we issued a news release announcing that our Board of Directors approved a 7% increase in our quarterly dividend rate to 15 cents per share. The new rate will be applicable to dividends declared by our Board beginning in August 2015. We also announced that we will be consolidating our corporate headquarters into a single Houston location. A copy of the news release is attached to this Form 8-K as Exhibit 99.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

10	Stage Stores Executive Performance Incentive Bonus Plan.

99	Stage Stores, Inc. news release dated June 16, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

Date: June 16, 2015	/s/ Oded Shein
Oded Shein
Executive Vice President,
Chief Financial Officer and Treasurer